EXHIBIT 10.25

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND APPLICABLE LAWS OF ANY FOREIGN JURISDICTION.



                                BTI TELECOM CORP.
                          COMMON STOCK PURCHASE WARRANT

                                                                   22,500 Shares


         This Warrant is issued as of this 28th day of December 1999, by BTI TELECOM CORP., a North Carolina corporation (the "Company"), to WCAS INFORMATION PARTNERS, L.P., a Delaware limited partnership (together with its successors and permitted assigns, the "Holder").

         1.       Issuance of Warrant; Term; Price.

                  1.1 Issuance. Subject to the terms and conditions herein set forth, the Company hereby grants to Holder the right to purchase Twenty-Two Thousand Five Hundred (22,500) fully paid and non-assessable shares of common stock, no par value per share ("Common Stock") of the Company (the "Shares"). The number of Shares to be received on exercise or exchange of this Warrant and the price to be paid for each Share are subject to adjustment from time to time as hereinafter set forth. This Warrant is being issued pursuant to the terms of a Series A Preferred Stock Purchase Agreement, dated as of December 10, 1999 among the Company, the Purchaser named therein and FS Multimedia, Inc. (the "Purchase Agreement").

                  1.2 Term. This Warrant shall be exercisable or exchangeable at any time and from time to time in whole or in part during the period commencing on the date which is the earlier of (i) the last day of the Measurement Period (as hereinafter defined) or (ii) the date on which a Change in Control Transaction is consummated, and from such date, and ending on the date which is ten (10) years after the date hereof.

                  1.3. Exercise Price. Subject to adjustment as hereinafter provided, the exercise price (the "Warrant Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be equal to One Cent ($0.01).

         2. Adjustment of Warrant Price, Number and Kind of Shares. The Warrant Price and the number and kind of securities issuable upon the exercise or exchange of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide ten (10) days prior written notice of the happening of any of the following events, together with a certificate of adjustment executed by an officer of the Company setting forth the nature of the adjustment and a brief description of such event triggering adjustment. The Company further agrees that it will not change the par value of the Common Stock from no par value per share to any higher par value which exceeds the Warrant Price then in effect.

                  2.1 Dividends in Stock Adjustment. In case at any time and from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise or exchange of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other additional securities or other property (other than regular cash dividends) by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise or exchange hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than regular cash dividends) which such holder would hold on the date of such exercise or exchange had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise or exchange, retained such Shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

                  2.2 Reclassification Adjustment. In case of any reclassification or change of the outstanding securities of the Company at any time and from time to time on or after the date hereof, the holder of this Warrant, upon the exercise or exchange hereof at any time after the consummation of such reclassification or change, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or exchange hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised or exchanged this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2.

                  2.3 Capital Reorganization; Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger, consolidation or similar business combination of the Company with or into another entity, or the sale, assignment, lease or transfer of all or substantially all of the Company's properties and assets to any other person, or the sale of a majority of the voting securities of the Company in one transaction or a series of related transactions (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the Holder, upon the exercise or exchange hereof at any time on or after the consummation of such Reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or exchange hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such Holder would have been entitled if such Holder had exercised or exchanged this Warrant immediately prior thereto, all such subject to further adjustment as set forth in this
Section 2. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the

Holder after the Reorganization, to the end that the provisions of this Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

                  2.4 Stock Splits and Reverse Stock Splits. If at any time and from time to time on or after the date hereof the Company shall subdivide or otherwise change its outstanding shares of Common Stock into a greater number of shares, the number of shares receivable upon exercise or exchange of this Warrant shall thereby be proportionately increased; and, conversely, if at any time and from time to time on or after the date hereof the outstanding number of shares of Common Stock shall be combined or otherwise changed into a smaller number of shares, the number of shares receivable upon exercise or exchange of this Warrant shall thereby be proportionately decreased.

                  2.5 Anti-dilution. Adjustments shall be made on an equitable basis to the Warrant Price and the number of shares issuable upon exercise or exchange of this Warrant in the manner set forth in Section 4(d) of the Amended and Restated Articles of Incorporation of the Company except that instead of the adjustments to the Series A Conversion Value adjustments shall be made on an equitable basis to adjust the Warrant Price and/or the number of shares of Common Stock issuable upon exercise or exchange of this Warrant. The provisions of this Section 2.5 shall terminate upon any conversion of any Series A Preferred Stock under the Amended and Restated Articles of Incorporation of the Corporation or at such time as the Company elects pursuant to Article IV,
Section 4(m) of the Amended and Restated Articles of Incorporation of the Company to terminate certain rights of the Series A Preferred Stock as set forth in such Section 4(m).

         3. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise or exchange hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value (defined below) of one share of Common Stock on the date of exercise or exchange.

         4. No Shareholder Rights. This Warrant as such shall not entitle Holder to any of the rights of a shareholder of the Company until the Holder has exercised or exchanged this Warrant in accordance with Section 6 or Section 7 hereof.

         5. Reservation of Stock. The Company covenants that during the period this Warrant is exercisable, the Company will reserve a sufficient number of shares of its authorized and unissued Common Stock or other securities of the Company from time to time issuable upon the exercise or exchange of this Warrant to provide for the issuance of Shares or other securities upon the exercise or exchange of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares or other securities upon the exercise or exchange of this Warrant.

         6. Exercise of Warrant. This Warrant may be exercised, in whole or in part, by Holder by the surrender of this Warrant at the principal office of the Company, accompanied by notice of and payment in full of the purchase price of the Shares the Holder elects to purchase hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities and/or property issuable upon such exercise shall be treated for all purposes as the holder of such Shares or other securities of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver (or, if so requested at the time of surrender of this Warrant, hold for pick-up at its principal office by) to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares or other securities issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The Shares or other securities issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable and free and clear of all liens, security interests or other encumbrances. If this Warrant shall be exercised in part only, the Company shall, at the time of delivery of the certificate representing the Shares or other securities in respect of which this Warrant has been exercised, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares or other securities purchasable under this Warrant, which new warrant shall, in all other respects, be identical to this Warrant. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Shares to the Holder.

         7.       Right to Exchange Warrant for Stock.

                  7.1 Right to Exchange. In addition to and without limiting the rights of the Holder under the terms of this Warrant, but subject to the provisions of Section 1.2, the Holder shall have the right to exchange this Warrant or any portion hereof (the "Exchange Right") for Shares as provided in this Section 7. Upon exercise of the Exchange Right with respect to a particular number of Shares subject to this Warrant (the "Exchange Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any cash or other consideration other than shares of Common Stock in the case of clause
(i) of the first sentence of Section 7.2) that number of Shares equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Exchange Date (as defined in Section 7.2 hereof), which value shall be equal to the aggregate Fair Market Value of the Exchange Warrant Shares issuable upon exchange of this Warrant (or the specified portion hereof) on the Exchange Date (as herein defined) minus, in the case of clause (ii) of the first sentence of Section 7.2, the aggregate Warrant Price of the Exchange Warrant Shares immediately prior to the exercise of the Exchange Right by (y) the Fair Market Value of one Share on the Exchange Date (as herein defined). No fractional shares shall be issuable upon exercise of the Exchange Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value of the resulting fractional share on the Exchange Date (as herein defined).

                  7.2 Method of Exchange. The Exchange Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company (the date of such surrender, the "Exchange Date") together with a written statement specifying that the Holder thereby intends to exercise the Exchange Right, indicating the number of shares subject to this Warrant that are being surrendered (referred to in Section 7.1 hereof as the Exchanged Warrant Shares) in exercise of the Exchange Right and specifying whether the Holder has elected to pay the exchange price (i) in shares of Common Stock owned by the Holder (in which case the Holder shall surrender a number of shares having a Fair Market Value equal to the aggregate Warrant Price of the Exchanged Warrant Shares) or (ii) in shares of Common Stock to be issued upon exchange of this Warrant. Certificates for the Shares issuable upon exercise of the Exchange Right (or any other securities deliverable in lieu thereof under Section 2) shall be issued as of the Exchange Date and shall be delivered to the Holder immediately following the Exchange Date.

                  7.3 Reserved.

                  7.4 Exchange. This Warrant shall be deemed to have been exchanged immediately prior to the close of business on the date of its surrender for exchange as provided above, and the person entitled to receive the Shares or other securities and/or property issuable upon such exchange shall be treated for all purposes as the holder of such Shares or other securities of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver (or, if so requested at the time of surrender of this Warrant, hold for pick-up at its principal office by) to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares or other securities issuable upon such exchange, together with cash in lieu of any fraction of a share as provided above. The Shares or other securities issuable upon exchange hereof shall, upon their issuance, be fully paid and nonassessable and free and clear of all liens, security interests or other encumbrances. If this Warrant shall be exchanged in part only, the Company shall, at the time of delivery of the certificate representing the Shares or other securities in respect of which this Warrant has been exchanged, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares or other securities purchasable under this Warrant, which new warrant shall, in all other respects, be identical to this Warrant. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Shares to the Holder.

         8.       Reduction in Number of Shares.

                  8.1 Notwithstanding anything contained herein to the contrary, if prior to the date which is three (3) years after the date hereof the Company undertakes a Qualified Public Offering (as defined in the Company's Amended and Restated Articles of Incorporation), then the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be reduced as follows:

                           (a) If the average (weighted by daily trading volume)
Daily Price of the Company's publicly traded shares of Common Stock during the Measurement Period (as defined below) exceeds the product obtained by multiplying 2.5 by the Series A Conversion Value (as such term is defined in the Company's Amended and Restated Articles of Incorporation) on the last day of the Measurement Period, this Warrant shall terminate immediately and the Holder of this Warrant shall not be entitled to purchase any shares pursuant to the exercise or exchange hereof; and

                           (b) If the average (weighted by daily trading volume)
Daily Price of the Company's publicly traded shares of Common Stock during the Measurement Period exceeds the product obtained by multiplying 2.0 by the Series A Conversion Value on the last day of the Measurement Period (the "2.0 Value") but is less than or equal to the product obtained by multiplying 2.5 by such Series A Conversion Value (the "2.5 Value"), the total number of Shares issuable upon exercise or exchange hereof, taking into account all adjustments to the number and kind of Shares provided in this Warrant, shall automatically be reduced in accordance with the formula set forth at Schedule A attached hereto.

                           (c) As used herein, "Measurement Period" means any
single period of ninety (90) consecutive trading days including the date which is three (3) years after the date hereof, which period shall be selected by the Company. The Company shall provide written notice to the Holder within three (3) days after the end of the Measurement Period in which the average (weighted by daily trading volume) Daily Price exceeds the 2.5 Value, which notice shall specify the number of Shares provided in this Warrant that have been reduced in accordance with the formula set forth at Schedule A attached hereto.

                           (d) For purposes of this Section 8.1 the term
"Company" shall include any successor entity or any surviving entity as a result of a Reorganization (other than a Change in Control Transaction) that has a class of securities registered under the Securities Act of 1933, as amended, with a market capitalization equal or greater than $100,000,000.

                           8.2 If, at any time prior to December 28, 2001, a
Change in Control Transaction (as hereinafter defined) is consummated in which the Fair Market Value of the per share consideration received by a holder of Common Stock (i) exceeds the product obtained by multiplying 2.0 by the Series A Conversion Value at the time of such Change in Control Transaction and (ii) represents an Internal Rate of Return (defined below) on the Series A Preferred Stockholders' investment of at least 30% (assuming for the purposes of this Section 8.2, that the Holder continues to own its Series A Preferred Stock at the time of such Change in Control Transaction), this Warrant shall terminate without exercise or exchange hereof and the Holder shall receive that portion of the consideration to which it would have been entitled had it exercised or exchanged this Warrant for the maximum number of shares for which it was exercisable or exchangeable immediately prior to the closing of the Change in Control Transaction. For purposes of this Warrant, a "Change in Control Transaction" shall mean one transaction or a series of transactions involving
(x) the sale, assignment, lease or transfer of all the shares of the Company's capital stock or of all or substantially all of its assets to, or a merger, consolidation or similar business combination with or into, or the sale of a majority of the voting securities of the Company to, an entity, a majority of the voting power of which is not owned or controlled, directly or indirectly, by one or more shareholders of the Company immediately prior to the transaction, or
(y) a liquidation or distribution of all or substantially all the assets of the Company.


                  8.3 If, at any time after December 28, 2001, and before March 28, 2002, a Change in Control Transaction is consummated in which the Fair Market Value of the per share consideration received by a holder of Common Stock
(i) exceeds the product obtained by multiplying 2.25 by the Series A Conversion Value at the time of such Change in Control Transaction and (ii) represents an Internal Rate of Return on the Series A Preferred Stockholders' investment of at least 30% (assuming for the purposes of this Section 8.3, that the Holder continues to own its Series A Preferred Stock at the time of such Change in Control Transaction), this Warrant shall terminate without exercise or exchange hereof and the Holder shall receive that portion of the consideration to which it would have been entitled had it exercised or exchanged this Warrant for the maximum number of shares for which it was exercisable or exchangeable immediately prior to the closing of the Change in Control Transaction.

                  8.4 If, at any time after March 28, 2002, and before December 28, 2002, a Change in Control Transaction is consummated in which the Fair Market Value of the per share consideration received by a holder of Common Stock
(i) exceeds the product obtained by multiplying 2.5 by the Series A Conversion Value at the time of such Change in Control transaction and (ii) represents an Internal Rate of Return on the Series A Preferred Stockholders' investment of at least 30% (assuming for the purposes of this Section 8.4, that the Holder continues to own its Series A Preferred Stock at the time of such Change in Control Transaction), this Warrant shall terminate without exercise or exchange hereof and the Holder shall receive that portion of the consideration to which it would have been entitled had it exercised or exchanged this Warrant for the maximum number of shares for which it was exercisable or exchangeable immediately prior to the closing of the Change in Control Transaction.

         9. Notice of Proposed Transfers. This Warrant and the Shares may be transferred and assigned by the Holder subject to the restrictions on transfer set forth in the Shareholders Agreement, dated as of the date hereof by and among the Company, Peter T. Loftin and the Holder (the "Shareholders Agreement"). Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends set forth in the Shareholders Agreement for so long as such legend is required pursuant to the terms of such Agreement.

         10. Replacement of Warrants. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security satisfactory in form and amount to the Company acting reasonably, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. Certain Definitions. As used in this Warrant, the following terms, have the following meanings:

                  11.1 "Daily Price" means (1) if the shares of such Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or (4) if the shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ.

                  11.2 "Fair Market Value", as of a particular date, means (i) with respect to one share of Common Stock, if the aggregate Daily Prices of all of the outstanding shares of Common Stock that have been registered pursuant to a public offering is at least $200 million as of such date, the average (weighted by daily trading volume) of the Daily Prices, if any, per share of Common Stock for the 20 consecutive trading days immediately prior to such date or (ii) in all other events with respect to the Common Stock, or with respect to any other property or consideration, the fair market value of such Common Stock or other property or consideration as determined by two appraisers, one selected by the Board of Directors of the Company and one selected by the Holder. No Director who is a Holder or who is designated by or affiliated with a Holder shall vote on the selection of the appraiser chosen by the Company. In the event the Board of Directors or the Holder fails to appoint an appraiser within a reasonable period of time, the appraisal shall be undertaken by the remaining single appraiser. The Fair Market Value shall be the fair market value (determined in the manner described above) arrived at by the appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for these purposes. If the appraisers cannot agree, but their valuations are within 10% of each other, the Fair Market Value shall be the mean of the two valuations. If the appraisers cannot agree and the differences in the valuations are greater than 10%, the appraisers shall select a third appraiser who will calculate fair market value independently (provided that such calculations shall not be more than the value calculated by the appraiser selected by the Holder or less than the value calculated by the appraiser selected by the Board of Directors) and, except as provided in the next sentence, the Fair Market Value of the shares shall be the mean of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuations is the mean of the other two valuations, such mean valuation shall be the Fair Market Value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser, which appraiser shall be a nationally recognized investment banking firm, shall be appointed by the American Arbitration Association in Washington, D.C. The expenses of the appraisers will be borne by the Company.

                  11.3 "Internal Rate of Return" means the effective annual rate of interest which, when applied to all cash flows (as determined below) made to, or received from, the Company with respect to the Series A Investment, makes the net present value of all such cash flows equal to zero. The Series A Investment shall be deemed to be a cash outflow. Payments made by a new Holder for a purchase of securities from an existing Holder shall not be deemed to be a cash outflow. Cash dividends or other cash amounts, if any, paid by the Company to the Holder in respect of the Series A Investment will be deemed to be interim cash inflows with respect to the Series A Investment. Distributions or proceeds received by the Holder in respect of the Series A Investment consisting of property other than cash shall be valued at the Fair Market Value thereof as determined as of the date such distributions or proceeds were received. The final cash flow with respect to the Series A Investment will be based on the total net proceeds that will be actually received by the Holder on the date of the completion of a Change in Control Transaction. Notwithstanding the foregoing, the Internal Rate of Return will be calculated on a fully diluted basis taking into account any and all dilution, if any, to the Holder, including without limitation (i) the dilution, if any, that will result from this Warrant and (ii) the assumed exercise of any then outstanding stock options of the Company to the extent that the per share consideration received, or that would be received upon the deemed exercise of such option, in connection with such Change in Control Transaction exceeds the exercise price of any such outstanding options at the date of such Change in Control Transaction. The Internal Rate of Return will be calculated with the timing of cash flows assumed to be on a quarterly basis (March 31, June 30, September 30 and December 31) and with all specific cash flows during a quarter deemed to have occurred on the last day of such quarter.

                  11.4 "Series A Investment" means, as of any date, the aggregate dollar amount of all equity capital invested by the Holder in the Series A Participating Preferred Stock on or prior to such date.


         12. Amendment. Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 12 shall be binding upon the Holder of this Warrant, each future holder of such Warrant, and the Company.

         13. Remedies. In the event of any default or threatened default by the Company in the performance of or observance with any of the terms of this Warrant, it is agreed that remedies at law are not and will not be adequate for the Holder and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided that the Company may not assign its obligations under this Warrant.

         15. Entire Agreement. This Warrant, along with the Amended and Restated Articles of Incorporation, the Series A Purchase Agreement, the Investor Rights Agreement, the Shareholders Agreement and the Redemption Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes all prior agreements and understanding between them or any of them as to such subject matter.

         16. Severability. Any invalidity, illegality or limitation of the enforceability with respect to any party of any one or more of the provisions of this Warrant, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of the remainder of this Warrant with respect to such party or the validity, legality or enforceability of this Agreement with respect to any other party. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         17. Notices. All notices and other communications between the Company and the holder of this Warrant shall be delivered in the manner set forth in the Investor Rights Agreement.

         18. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

         19. Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.

         20. Governing Law. This Warrant shall be governed by the laws of the State of North Carolina, without regard to the conflict of laws provisions thereof, and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such State without regard to the conflicts of laws provisions thereof.

         21. No Third Party Beneficiaries. This Warrant shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successor and permitted assigns.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Common Stock Purchase Warrant as of the date first above written.

                                BTI TELECOM CORP.


                                By: /s/ R. Michael Newkirk
                                    _________________________________
                                Name:    R. Michael Newkirk
                                Title:   President



Acknowledged and Agreed as of the date first above written:


WCAS INFORMATION PARTNERS, L.P.

By:      WCAS Info Partners,
         General Partner

By: /s/ Jonathan M. Rather
    ___________________________
Name: Jonathan M. Rather
Title: Attorney-in-fact

                                                    SCHEDULE A

Formula:  j-[[[(a/b)-c] / f] * g]


--------------------------------------------------------------------------- ----------------- ---------------- -----------------
EXAMPLE                                                                        EXAMPLE 1         EXAMPLE 2        EXAMPLE 3
                                                                               ---------         ---------        ---------
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Average Daily Price of Common Stock                                             $ 19.24  [a]     $ 18.38  [a]      $ 20.09  [a]
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Series A Conversion Value                                                       $  8.55  [b]     $  8.55  [b]       $ 8.55  [b]
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Multiple of Series A Conversion Value (Actual Multiple)                            2.25X            2.15X             2.35X
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Minimum multiple of Series A Conversion Value  (Minimum Multiple)                  2.00  [c]        2.00x [c]         2.00x [c]
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Difference:  Actual Multiple - Minimum Multiple                                    0.25X            0.15X             0.35X
--------------------------------------------------------------------------- ----------------- ---------------- -----------------

--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Multiple difference between 100% cancellation and no cancellation                  0.50x [f]        0.50x [f]         0.50x [f]
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
% of Maximum Shares subject to cancellation                                       50.0%            30.0%             70.0%
--------------------------------------------------------------------------- ----------------- ---------------- -----------------

--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Maximum Shares subject to cancellation                                            7,500 [g]        7,500 [g]         7,500 [g]
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
NUMBER OF SHARES CANCELLED                                                            3,750            2,250             5,250
--------------------------------------------------------------------------- ----------------- ---------------- -----------------

--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Total Shares issuable upon exercise or exchange of Warrant ("Maximum WCAS        22,500 [j]       22,500 [j]         22,500 [j]
Warrants")
--------------------------------------------------------------------------- ----------------- ---------------- -----------------
Maximum WCAS Warrants less cancelled Shares ("WCAS Warrants")                        18,750           20,250            17,250
--------------------------------------------------------------------------- ----------------- ---------------- -----------------


--------------------------------------------------------------------------------
                                 SUMMARY TABLE
--------------------------------------------------------------------------------
        MULTIPLE OF                   SHARES                     WCAS
         SERIES A                   CANCELLED                  WARRANTS
---------------------------- ------------------------- -------------------------

---------------------------- ------------------------- -------------------------
           2.00x                        --                      22,500
---------------------------- ------------------------- -------------------------
           2.05x                       750                      21,750
---------------------------- ------------------------- -------------------------
           2.10x                      1,500                     21,000
---------------------------- ------------------------- -------------------------
           2.15x                      2,250                     20,250
---------------------------- ------------------------- -------------------------
           2.20x                      3,000                     19,500
---------------------------- ------------------------- -------------------------
           2.25x                      3,750                     18,750
---------------------------- ------------------------- -------------------------
           2.30x                      4,500                     18,000
---------------------------- ------------------------- -------------------------
           2.35x                      5,250                     17,250
---------------------------- ------------------------- -------------------------
           2.40x                      6,000                     16,500
---------------------------- ------------------------- -------------------------
           2.45x                      6,750                     15,750
---------------------------- ------------------------- -------------------------
           2.50x                      7,500                     15,000
---------------------------- ------------------------- -------------------------